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                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D.C. 20549

                                                              FORM 8-K

                                                           CURRENT REPORT

                                               Pursuant to Section 13 or 15(d) of the
                                                  Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): August 6, 2002

                                                          SCE FUNDING LLC
                                         (Exact Name of Registrant as Specified in Charter)

                  DELAWARE                            333-30785                             95-4640661
        (State or Other Jurisdiction              (Commission File                       (I.R.S. Employer
              of Incorporation)                        Number)                          Identification No.)

                                                      2244 Walnut Grove Avenue
                                                             Room 212T
                                                     Rosemead, California 91770
                                    (Address of Principal Executive Offices, Including Zip Code)

                                                            626-302-1850
                                        (Registrant's Telephone Number, Including Area Code)

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Items 1 through 3, and 5 through 9 are not included because they are inapplicable.

Item 4.  Changes in Registrant's Certifying Accountant

The Board of Directors of SCE Funding LLC ("SCE Funding") has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the company's independent public accountants, who are ultimately accountable to the Board of
Directors.  Effective August 6, 2002, the Board of Directors of SCE Funding appointed PricewaterhouseCoopers LLP to serve as SCE
Funding's independent public accountants to replace Arthur Andersen LLP ("Andersen").  Andersen is unable to perform future audit services for SCE Funding LLC.

Andersen's reports on SCE Funding's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During SCE Funding's two most recent fiscal years and through the date of this report, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on SCE Funding's consolidated financial statements for those years; and there were no reportable events, as listed in Item
304(a)(1)(v) of Regulation S-K.

SCE Funding provided Andersen with a copy of the foregoing disclosures and requested Andersen to furnish, as promptly as possible,
SCE Funding with a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the statements made by SCE Funding in this report and, if not, stating the respects in which it does not agree.  Andersen advised SCE Funding that Andersen declines to furnish such a letter.

During SCE Funding's two most recent fiscal years and through the date of this report, SCE Funding did not consult
PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on SCE Funding's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                SCE FUNDING LLC
                                                                  (Registrant)

                                                                /s/ MARY C. SIMPSON
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                                                                MARY C. SIMPSON
                                                         Vice President and Treasurer

August 6, 2002